UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 11, 2006

                          Third Wave Technologies, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                            000-31745             39-1791034
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission           (IRS Employer
of Incorporation)                   File Number)          Identification No.)

502 South Rosa Road, Madison, Wisconsin                   53719
-----------------------------------------                 ----------------------
(Address of Principal Executive Offices)                  (Zip Code)

                                 (608) 273-8933
              (Registrant's Telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in
           Fiscal Year.

      On April 11, 2006, the Board of Directors of Third Wave Technologies, Inc. (the "Company") adopted resolutions amending the Company's Amended and Restated Bylaws to (1) change the number of directors on the Board of Directors from nine to seven and (2) modify the number of directors in each class of directors to reflect the foregoing change in the overall number of directors. As a result, the directors are divided into three classes as follows: one class of three directors with terms to expire at the 2006 annual meeting of stockholders, one class of two directors with terms to expire at the 2007 annual meeting of stockholders and one class of two directors with terms to expire at the 2008 annual meeting of stockholders; and thereafter with each such term to expire at each third succeeding annual meeting of stockholders after such expiration.

      A copy of the Amended and Restated Bylaws is filed with this report as
Exhibit 3.1

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

      3.1   Amended and Restated Bylaws

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      THIRD WAVE TECHNOLOGIES, INC.

Date: April 17, 2006                  By: /s/ Kevin T. Conroy
                `                         --------------------------------------
                                      Name: Kevin T. Conroy
                                      Title: President & Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       --------------------------------------------------------------

   3.1            Amended and Restated Bylaws